SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 30, 2004

                     Life Energy & Technology Holdings, Inc.
                  -------------------------------------------
             (Exact name of registrant as specified by its charter)


     Delaware                       33-24483-NY                  11-2914841
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(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)



           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                  7537 Leesburg Pike #200 Falls Church, VA 22043
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                  1-877-723-6315
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                          Registrant's Telephone Number







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ITEM 8.01. OTHER EVENTS

     Life Energy & Technology Holdings, Inc., today announced that its board of directors had approved a name change from Life Energy & Technology Holdings, Inc. to Global Environmental Energy Corporation and has applied to and received a new CUSIP number and were awaiting a new trading symbol.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
----------------------------------------------------------------------

5.1    *       Board minutes authorizing name change.

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*   Filed herewith




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                     Global Environmental Energy Corporation



By: /s/ Dr CA McCormack
---------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Life Energy & Technology Holdings Inc.,
for and on behalf of Life Energy & Technology Holdings Inc.,
Date: August 27th 2004